                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 AUGUST 21, 2002




                             TAMPA ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)



           FLORIDA                      1-5007                   59-0475140
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)




                 702 NORTH FRANKLIN STREET, TAMPA, FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of Tampa Electric Company previously filed with Securities and Exchange Commission (File No. 333-91602), which Registration Statement was declared effective by the Commission on July 19, 2002, Tampa Electric Company is filing an Underwriting Agreement dated August 21, 2002 between Tampa Electric Company, Salomon Smith Barney Inc., Barclays Capital Inc. and J.P. Morgan Securities Inc. as Exhibit 1.1 to such Registration Statement, the opinion of Palmer & Dodge LLP, regarding the validity of the notes to be sold by Tampa Electric Company pursuant to such Underwriting Agreement as Exhibit 5.3 to such Registration Statement, and the opinion of Ropes & Gray as Exhibit 5.4 to such Registration Statement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               1.1 Underwriting Agreement dated August 21, 2002 between Tampa Electric Company, Salomon Smith Barney Inc., Barclays Capital Inc. and J.P. Morgan Securities Inc. Filed herewith.

               5.3      Opinion of Palmer & Dodge LLP.  Filed herewith.

               5.4      Opinion of Ropes & Gray.  Filed herewith.

               23.4 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

               23.5 Consent of Ropes & Gray (included as part of their opinion filed herewith).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 22, 2002                      TAMPA ELECTRIC COMPANY


                                           By: /s/ Gordon L. Gillette
                                               ---------------------------------
                                               Gordon L. Gillette
                                               Sr. Vice President--Finance
                                               and Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

1.1 Underwriting Agreement dated August 21, 2002 between Tampa Electric Company, Salomon Smith Barney Inc., Barclays Capital Inc. and J.P. Morgan Securities Inc.

5.3                Opinion of Palmer & Dodge LLP.  Filed herewith.

5.4                Opinion of Ropes & Gray.  Filed herewith.

23.4 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

23.5 Consent of Ropes & Gray (included as part of their opinion filed herewith).